As filed with the Securities and Exchange Commission on February 21, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2002


                             WILLIAMS SCOTSMAN, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       033-68444               52-0665775
         --------                       ---------               ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                8211 TOWN CENTER DRIVE, BALTIMORE, MARYLAND 21236
                -------------------------------------------------
                    (Address of principal executive offices)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (410) 931-6000
        -----------------------------------------------------------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 20, 2002, Williams Scotsman, Inc. issued a press release, which is attached as Exhibit 99.1 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press release of Williams Scotsman, Inc., dated February 20,
                  2002





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 21, 2002           WILLIAMS SCOTSMAN, INC.


                                   By:  /s/ Gerard E. Keefe
                                        ---------------------------------------
                                        Name:   Gerard E. Keefe
                                        Title:  Senior Vice President, Chief
                                                Financial Officer and Treasurer





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